Exhibit 10.38B

SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT (this “Second Amendment”) is made this             day of November, 2018 (the “Effective Date”), by and between WPT LAND 2 LP, a Delaware limited partnership (“Landlord”), and OCUGEN, INC., a Delaware corporation (“Tenant”).

BACKGROUND:

A. Landlord and Tenant entered into that certain Lease Agreement dated December 19, 2016 (the “Original Lease”), covering certain premises containing approximately 2,639 rentable square feet of space identified as Suite 160 (the “Original Space”), located in Landlord’s building at 5 Great Valley Parkway, Malvern, Pennsylvania 19355 (the “Building”), containing approximately 65,044 rentable square feet, all as more fully described in the Lease. Pursuant to a certain First Amendment to Lease Agreement dated November 23, 2017 (the “First Amendment”) the Premises was expanded for a portion of the Term set forth in the Original Lease to include an additional approximately 2,327 rentable square feet (the “Suite 150 Space”). The Original Lease as amended by the First Amendment, is referred to herein as the “Lease”.

B. The First Amendment expanded the Premises to include the Suite 150 Space for a period commencing on the New Premises Effective Date, as defined in the First Amendment, and ending on January 31, 2019.

C. Tenant desires to extend the Term for the Suite 150 Space to the Lease Expiration Date and to expand the Premises within the Building by an additional 3,072 square feet (the “New Expansion Space”) for the period and on the terms set forth herein and, in all other respects, subject to the terms and provisions set forth in the Lease, as amended hereby, and Landlord has agreed to such extension and modifications, subject to the provisions of this Second Amendment. Accordingly, Landlord and Tenant desire to amend the Lease.

D. Exhibit “A” attached hereto depicts the Original Space, the Suite 150 Space and the New Expansion Space.

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and covenants contained herein and in the Lease, and intending to be legally bound hereby, agree that the Lease is amended as follows:

1. Incorporation. The above Background is incorporated herein by this reference.

2. Defined Terms; Conflict. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Lease. In the event there is a conflict between the terms of the Lease and this Second Amendment, the terms of this Second Amendment shall control.

3. Lease Effective Date. Landlord and Tenant hereby acknowledge and confirm that the Effective Date of the Lease is December 19, 2016 and that the Expiration Date of the Lease is February 28, 2022.

4. Suite 150 Space New Term and Minimum Rent. The expiration date of the portion of the Lease attributable to the Suite 150 Space is hereby extended from February 1, 2019 (the “Suite 150 Space Commencement Date”) to and including the Expiration Date of the Lease. Accordingly, from and after February 1, 2019 to and including the Expiration Date, Tenant will pay, as and when required by the Lease, in addition to all other sums of Minimum Annual Rent set forth in the Original Lease, the following Annual Minimum Annual Rent for the Suite 150 Space:

Lease Month	Monthly Rent	Annual Rent
February 2019	$2,996.01	$35,952.15
March 1, 2019 - February 28, 2020	$3,092.97	$37,115.65
March 1, 2020 - February 28, 2021	$3,189.92	$38,279.15
March 1, 2021 - February 28, 2022	$3,286.89	$39,442.65

5. Expansion of Premises. In addition to the extension of the Term for the Suite 150 Space, Landlord hereby agrees to lease to Tenant, and Tenant agrees to lease from Landlord, the New Expansion Space for the period commencing March 1, 2019 and ending February 28, 2022 and on and for the Minimum Annual Rent set forth in paragraph 6 below. Accordingly, Tenant hereby confirms that from and after February 1, 2019 and continuing through February 28, 2022, the “Premises” as defined in Section 1(a) of the Original Lease shall include the Original Space, the Suite 150 Space containing, in the aggregate, approximately 4,966 rentable square feet and, subject to the terms and provisions of Section 6 below, commencing on March 1, 2019 to and including February 28, 2022 the Lease shall include the New Expansion Space containing approximately 3,072 rentable square feet which, together with the Original Space and the Suite 150 Space shall contain, in the aggregate, approximately 8,038 rentable square feet.

6. New Expansion Date Term and Minimum Annual Rent.

(a) Tenant agrees that it has accepted all of the Original Space and the Suite 150 Space in its “as is” “where is” condition and that it has and does hereby agree to accept the New Expansion Space in its “as is” “where is” condition and Landlord shall have no obligations to improve or to pay for any improvements to such New Expansion Space for Tenant’s use or occupancy, except that Landlord will, at Landlord’s sole cost and expense perform certain work in the New Expansion Space as more particularly described in the tenant improvements described and attached as Exhibit “B” hereto (“Landlord’s Work”). The finishes of the Landlord Work will be the same in all material respects as the same are in the Original Space. Tenant shall not materially interfere with or in any manner delay any such Landlord’s Work.

(b) Subject to the terms and provisions of this paragraph 6(b) below, commencing on March 1, 2019 and continuing to and including February 28 2022 (the “New Expansion Space Term”), Tenant shall have the right to use and occupy the New Expansion Space for the Use as set forth in paragraph 1(c) of the Original Lease, in accordance with and subject to all of the terms and provisions of the Lease as amended hereby. The Minimum

Annual Rent for the New Expansion Space shall be as set forth below in this paragraph 6(b) and accordingly, from and after March 1, 2019 to and including the Expiration Date Tenant will pay to Landlord on the same dates as are otherwise set forth in the Original Lease for the payment of Minimum Annual Rent and, in addition to all other sums of Minimum Annual Rent due under the Lease, as amended hereby, the following Minimum Annual Rent for the New Expansion Space:

Lease Month	Monthly Rent	Annual Rent
March 1, 2019 - February 28, 2020	$4,083.20	$48,998.40
March 1, 2020 - February 28, 2021	$4,211.20	$50,534.40
March 1, 2021 - February 28, 2022	$4,339.20	$52,070.40

(c) Notwithstanding anything to the contrary set forth herein, the lease term for the New Expansion Space shall not commence until the later to occur of March 1, 2019 and the date on which Landlord has substantially completed the Landlord Work (the “New Expansion Space Commencement Date”). Accordingly, if the Landlord’s Work is substantially completed after March 1, 2019 the Minimum Annual Rent for March 2019 shall be reduced by an amount equal to $136.72 multiplied by the number of days beginning on March 1, 2019 and ending on the date in March 2019 on which the Landlord Work has been substantially completed. If requested by Landlord, Tenant will sign a statement confirming the date on which substantial completion of the Landlord Work has occurred.

7. Increased Tenant Share. As provided in the Lease Tenant is required to pay its proportionate share of Operating Expenses and utilities as set forth therein. Landlord hereby advises Tenant and Tenant hereby acknowledges that estimated Operating Expenses, including electricity, for the space leased pursuant to the Lease, as amended hereby for calendar year 2019 is $10.59 per rentable square feet, subject to reconciliation as provided in the Lease, and amended hereby pursuant to the Lease. Commencing on the Suite 150 Space Commencement Date the Tenant’s Share set forth in paragraph 11(h) of the Original Lease shall be amended and increased to 7.63%. Commencing on the New Expansion Space Commencement Date the Tenant’s Share as set forth in paragraph 1(h) of the Original Lease shall be amended and increased to 12.36%.

8. Right of First Offer and Insurance Notice Terminated. Any and all rights of First Offer set forth in the Lease or the First Amendment are hereby terminated and of no further force or effect. In addition, the requirement in Section 8(b) of the Original Lease which requires insurers to notify Landlord and Landlord’s Mortgagee of any material change, coverage reductions or conditions of insurance is hereby deleted; provided, however, Tenant shall be obligated to notify Landlord in writing of any such event within five (5) business days of Tenant’s knowledge thereof.

9. Brokers. Each of Landlord and Tenant covenants and represents to the other that they have dealt with no brokers in connection with this Second Amendment. Each of Landlord and Tenant agree to indemnify and hold the other harmless from any and all claims for commissions or fees in connection with this Second Amendment from any real estate brokers or agents.

10. Survival; PA Remedies. All references to the “Lease” shall refer to the Lease as modified by this Second Amendment. Except as expressly modified herein, the terms and conditions of the Lease shall remain unchanged and in full force and effect in accordance with its terms. Specifically, without limitation, in the event of any default by Tenant of any of its obligations under the Lease, as hereby amended, Landlord shall be entitled to pursue all remedies available under the Lease, as hereby amended, or otherwise available at law or in equity. Accordingly, Tenant agrees to the following:

(a) When this Lease and the Term or any extension thereof shall have been terminated on account of any default by Tenant, or when the Term or any extension thereof shall have expired, Tenant hereby authorizes any attorney of any court of record of the Commonwealth of Pennsylvania to appear for Tenant and for anyone claiming by, through or under Tenant and to confess judgment against all such parties, and in favor of Landlord, in ejectment and for the recovery of possession of the Premises, for which this Lease or a true and correct copy hereof shall be good and sufficient warrant. TENANT UNDERSTANDS THAT THE FOREGOING PERMITS LANDLORD TO ENTER A JUDGMENT AGAINST TENANT WITHOUT PRIOR NOTICE OR HEARING. AFTER THE ENTRY OF ANY SUCH JUDGMENT AGAINST TENANT, A WRIT OF POSSESSION MAY BE ISSUED THEREON WITHOUT FURTHER NOTICE TO TENANT AND WITHOUT A HEARING. If for any reason after such action shall have been commenced it shall be determined and possession of the Premises remain in or be restored to Tenant, Landlord shall have the right for the same default and upon any subsequent default(s) or upon the termination of this Lease or Tenant’s right of possession as herein set forth, to again confess judgment as herein provided, for which this Lease or a true and correct copy hereof shall be good and sufficient warrant.

(b) In addition to the rights and remedies provided in Subsection (a) above, if an Event of Default occurs relating to Tenant’s non-payment of the Rent due hereunder, Tenant hereby authorizes any attorney of any court of record of the Commonwealth of Pennsylvania to appear for Tenant and to confess judgment against Tenant, and in favor of Landlord, for all Rent due hereunder plus costs and an attorney’s collection commission equal to the greater of ten percent (10%) of all Rent or Five Thousand and 00/100 Dollars ($5,000.00), for which this Lease or a true and correct copy hereof shall be good and sufficient warrant. TENANT UNDERSTANDS THAT THE FOREGOING PERMITS LANDLORD TO ENTER A JUDGMENT AGAINST TENANT WITHOUT PRIOR NOTICE OR HEARING. ONCE SUCH A JUDGMENT HAS BEEN ENTERED AGAINST TENANT, ONE OR MORE WRITS OF EXECUTION OR WRITS OF GARNISHMENT MAY BE ISSUED THEREON WITHOUT FURTHER NOTICE TO TENANT AND WITHOUT A HEARING, AND, PURSUANT TO SUCH WRITS, LANDLORD MAY CAUSE THE SHERIFF OF THE COUNTY IN WHICH ANY PROPERTY OF TENANT IS LOCATED TO SEIZE TENANT’S PROPERTY BY LEVY OR ATTACHMENT. IF THE JUDGMENT AGAINST TENANT REMAINS UNPAID AFTER SUCH LEVY OR ATTACHMENT, LANDLORD CAN CAUSE SUCH PROPERTY TO BE SOLD BY THE SHERIFF EXECUTING THE WRITS, OR, IF SUCH PROPERTY CONSISTS OF A DEBT OWED TO TENANT BY ANOTHER ENTITY, LANDLORD CAN CAUSE SUCH DEBT TO BE PAID DIRECTLY TO LANDLORD IN AN AMOUNT UP TO BUT NOT TO EXCEED THE AMOUNT OF THE JUDGMENT OBTAINED BY LANDLORD AGAINST TENANT, PLUS THE COSTS OF THE EXECUTION. Such authority shall not be exhausted by one exercise thereof, but judgment may be confessed as aforesaid from time to time as often as any of the Rent and other sums shall fall due or be in arrears, and such powers may be exercised as well after the expiration of the initial Term of this Lease and during any extended or Renewal Term of this Lease and after the expiration of any extended or Renewal Term of this Lease.

(c) The warrants of attorney to confess judgment set forth above shall continue in full force and effect and be unaffected by amendments to this Lease or other agreements between Landlord and Tenant even if any such amendments or other agreements increase Tenant’s obligations or expand the size of the Premises. Tenant waives any procedural errors in connection with the entry of any such judgment or in the issuance of any one or more writs of possession or execution or garnishment thereon.

(d) TENANT EXPRESSLY AND ABSOLUTELY KNOWINGLY AND EXPRESSLY WAIVES AND RELEASES (i) ANY RIGHT, INCLUDING, WITHOUT LIMITATION, UNDER ANY APPLICABLE STATUTE, WHICH TENANT MAY HAVE TO RECEIVE A NOTICE TO QUIT PRIOR TO LANDLORD COMMENCING AN ACTION FOR REPOSSESSION OF THE PREMISES AND (ii) ANY RIGHT WHICH TENANT MAY HAVE TO NOTICE AND TO HEARING PRIOR TO A LEVY UPON OR ATTACHMENT OF TENANT’S PROPERTY OR THEREAFTER AND (iii) ANY PROCEDURAL ERRORS IN CONNECTION WITH THE ENTRY OF ANY SUCH JUDGMENT OR IN THE ISSUANCE OF ANY ONE OR MORE WRITS OF POSSESSION THEREON AND (iv) TO THE FULLEST EXTENT PERMITTED BY LAW, ANY FIDUCIARY DUTIES OWED BY LANDLORD TO TENANT UNDER THE PROVISIONS OF 20 PA. C.S.A. §5601 ET SEQ

11. Lease Confirmation. Landlord and Tenant acknowledges and agree that the Lease, as amended hereby is in full force and effect and neither Landlord nor Tenant have any claims or offsets against the other which are due or to become due hereunder.

12. Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

13. Ministerial Actions. Each of Landlord and Tenant agrees that it will not raise or assert as a defense to any obligation under this Second Amendment, or make any claim that this Second Amendment or the Lease is invalid or unenforceable, due to any failure of this document or the Lease to comply with ministerial requirements, including requirements for corporate seals, attestations, witnesses, notarizations or other similar requirements, and each party hereby waives the right to assert any such defense or make any claim of invalidity or unenforceability due to any of the foregoing.

14. Signatures; Multiple Counterparts. This Second Amendment may be executed in counterparts, each of which, when assembled to include an original signature for each party contemplated to sign this Second Amendment, will constitute a complete and fully executed original. All such fully executed counterparts will collectively constitute a single Second Amendment. Tenant expressly agrees that if the signature of Landlord and/or Tenant on this Second Amendment is not an original, but is a digital, mechanical or electronic reproduction (such as, but not limited to, a photocopy, fax, e-mail, PDF, Adobe image, JPEG, telegram, telex or telecopy), then such digital, mechanical or electronic reproduction shall be as enforceable, valid and binding as, and the legal equivalent to, an authentic and traditional ink-on-paper original wet signature penned manually by its signatory.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Landlord and Tenant, intending to be legally bound, have executed this Second Amendment as of the day and year first above written.

LANDLORD:

WPT LAND 2 LP

By:	WPT Land 2 GP LLC, its general partner

By:	/s/ Anthony A. Nichols, Jr.
Name: Anthony A. Nichols, Jr.
Title: Senior Vice President

TENANT:

OCUGEN, INC.

By:	/s/ Shankar Musunuri
Name:	Shankar Musunuri
Title:	Chief Executive Officer

[Signature Page to Second Amendment to Lease Agreement]

EXHIBIT A

Proposed Premises

Original Space
New Expansion Space

Exhibit A to Second Amendment to Lease Agreement

Exhibit B to Second Amendment to Lease Agreement